SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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// Preliminary Proxy Statement

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// Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

// Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

T. Rowe Price U.S. Treasury Funds, Inc. 033-30531/811-5860

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T. Rowe Price U.S. Treasury Long-Term Fund

September 4, 2020

Dear Shareholder:

We cordially invite you to attend a special meeting of shareholders of the T. Rowe Price U.S. Treasury Long-Term Fund (the “Fund”) on Thursday, September 24, 2020, at 8:00 a.m., Eastern time (the “Shareholder Meeting”). The Shareholder Meeting will not be held in-person but will be conducted as a virtual meeting hosted by means of a live webcast. The Fund’s Board of Directors has implemented a virtual meeting format to address concerns regarding the potential spread of COVID-19. Shareholders will be able to listen, vote, and submit questions from their homes or any location with Internet connectivity.

The purpose of the Shareholder Meeting is for Fund shareholders to vote on a change to the Fund’s investment objective that was approved by the Fund’s Board of Directors. Under the proposal, the Fund’s new investment objective would be to seek to provide high income consistent with maximum credit protection. The Board of Directors of the Fund recommends that you vote in favor of the proposal. If the change to the investment objective is approved by the Fund’s shareholders, the Fund’s Board of Directors has approved changing the Fund’s name to the T. Rowe Price U.S. Treasury Long-Term Index Fund, shifting the Fund’s investment program to an index strategy, and lowering the Fund’s management fee.

There will be no changes to the services you have selected for your Fund account. The enclosed information explains how to vote and provides the reasons why the Fund’s Board of Directors is recommending this change. We ask you to read the information carefully and to submit your vote.

As a shareholder of record as of the close of business on July 31, 2020, you are entitled to notice of, and to vote at, the Shareholder Meeting. You or your proxyholder will be able to attend the Shareholder Meeting online, vote, and submit questions by visiting www.meetingcenter.io/281295475 and using a control number assigned by Computershare Fund Services, the proxy tabulator for the meeting. To register and receive access to the Shareholder Meeting, you will need to follow the instructions provided in the Notice of Special Meeting of Shareholders and proxy statement that follow.

Whether or not you plan to attend the Shareholder Meeting, your vote is very important. If you do not plan to participate in the Shareholder Meeting, you can vote by signing, dating, and returning the enclosed proxy card promptly or by using the Internet or telephone voting options as described on your proxy card. By voting promptly, you can help the Fund avoid the expense of additional mailings.

If you have questions, please call one of our service representatives at 1-800-541-5910. Your participation in this vote is extremely important.

Sincerely,

Robert W. Sharps
Head of Investments

T. Rowe Price U.S. Treasury Long-Term Fund

(a series of T. Rowe Price U.S. Treasury Funds, Inc.)

Notice of Special Meeting of Shareholders

T. Rowe Price Funds
100 East Pratt Street
Baltimore, Maryland 21202

Fran Pollack-Matz
Secretary

September 4, 2020

Notice is hereby given that a special meeting of shareholders (the “Shareholder Meeting”) of the T. Rowe Price U.S. Treasury Long-Term Fund (the “Fund”), a series of T. Rowe Price U.S. Treasury Funds, Inc., will be held virtually on Thursday, September 24, 2020, at 8:00 a.m., Eastern time, by means of a live webcast.

The following matters will be considered and acted upon at that time:

1. A proposal to amend the Fund’s investment objective so that the Fund seeks to provide high income consistent with maximum credit protection; and

2. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

Only shareholders of record at the close of business on July 31, 2020, are entitled to notice of, and to vote at, the Shareholder Meeting or any adjournment or postponement thereof. The Board of Directors of the Fund recommends that you vote in favor of the proposal.

You will be able to attend the Shareholder Meeting online, submit your questions during the Shareholder Meeting, and vote your shares electronically at the meeting by going to www.meetingcenter.io/281295475 and entering your control number, which is included on the enclosed proxy card. The password to attend the Shareholder Meeting is USL2020.

If your shares are held through a brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual Shareholder Meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings, along with your name and email address, to Computershare Fund Services, the proxy tabulator for the Shareholder Meeting (“Computershare”). Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, on Monday, September 21, 2020. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the Shareholder Meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

The Shareholder Meeting webcast will begin promptly at 8:00 a.m. Eastern time. We encourage you to access the Shareholder Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Shareholder Meeting, please see the instructions in the proxy statement that follows. Because the Shareholder Meeting will be a completely virtual meeting, there will be no physical location for shareholders to attend.

Fran Pollack-Matz

Secretary

YOUR VOTE IS IMPORTANT

T. Rowe Price U.S. Treasury Long-Term Fund

Shareholders are urged to read the proxy statement and then designate their choice on the matters to be acted upon by using one of the following four methods:

1. Vote online. *

• Go to the Internet voting site found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the instructions using your proxy card as a guide.

2. Vote by telephone.*

• Call the toll-free number found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the recorded instructions using your proxy card as a guide.

3. Vote by mail.

• Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

4. Attend the virtual Shareholder Meeting.

• Vote your shares electronically during the live webcast virtual Shareholder Meeting by going to www.meetingcenter.io/281295475 and entering your control number, which is included on the enclosed proxy card.

• The password to attend the Shareholder Meeting is USL2020.

*If you vote online or by telephone, your vote must be received no later than 7:59 a.m., Eastern time, on Thursday, September 24, 2020.

Your prompt response will help to achieve a quorum at the Shareholder Meeting and avoid the potential for additional expenses to the Fund and its shareholders of further solicitation.

T. Rowe Price U.S. Treasury Long-Term Fund

Special Meeting of Shareholders – September 24, 2020

PROXY STATMENT

September 4, 2020

This Proxy Statement is being transmitted to shareholders of the T. Rowe Price U.S. Treasury Long-Term Fund (“Fund”) on or about September 4, 2020.

This Proxy Statement is being furnished to the Fund’s shareholders in connection with the solicitation of proxies by the Fund for use at a special meeting of shareholders of the Fund to be held on Thursday, September 24, 2020, at 8:00 a.m., Eastern time, by means of a live webcast (“Shareholder Meeting”). At the Shareholder Meeting, shareholders of the Fund will be asked to approve a change to the Fund’s investment objective. The Proxy Statement provides information you need in order to vote on the matters being presented at the Shareholder Meeting and the reasons the Fund’s Board of Directors (“Board”) is recommending that shareholders vote in favor of the proposal to change the investment objective. If you have any questions, please feel free to call us toll free at 1-800-541-5910.

Who is asking for my vote?

The Board of the Fund has asked that you vote on the matters listed in the Notice of Special Meeting of Shareholders. The votes will be formally counted at the Shareholder Meeting and, if the Shareholder Meeting is adjourned or postponed, at any later meeting. Fund shareholders may vote online, by telephone, by returning your completed proxy card in the postage-paid envelope provided, or by attending the virtual Shareholder Meeting. (Details can be found on the enclosed proxy insert.) Do not mail the proxy card if you are voting online, by telephone, or if you intend to cast your vote at the virtual Shareholder Meeting. If you cast more than one vote, the vote submitted closest to the Shareholder Meeting will be counted for purposes of the final tabulation.

Who is eligible to vote?

Shareholders of record of the Fund at the close of business on July 31, 2020 (“record date”), are notified of the Shareholder Meeting and are entitled to one vote for each full share and a proportionate vote for each fractional share of the Fund they held as of July 31, 2020. The Notice of Special Meeting of Shareholders, the proxy card, and the Proxy Statement were first mailed to shareholders of record on or about September 4, 2020. In some cases, the Fund may mail only one copy of this Proxy Statement to households in which more than one person in the household is a Fund shareholder of record.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What are shareholders being asked to vote on?

At a meeting held on July 30, 2020, the Fund’s Board, including all of the Fund’s independent directors, upon recommendation by the Fund’s investment adviser unanimously approved submitting the following proposals to the Fund’s shareholders. Because the investment objective is a fundamental policy of the Fund, a material change to the Fund’s investment objective requires approval by a majority of the Fund’s shareholders in addition to approval by the Board. If shareholders approve the proposal, the change to the investment objective would become effective on October 1, 2020.

Proposals

1. To approve amending the Fund’s investment objective so that the Fund seeks to provide high income consistent with maximum credit protection; and

2. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

How can I get more information about the Fund?

Copies of the Fund’s most recent summary prospectus, prospectus, annual and semiannual shareholder reports, and Statement of Additional Information are available at no cost by visiting our website at troweprice.com; by calling 1-800-225-5132; or by writing to T. Rowe Price, Three Financial Center, 4515 Painters Mills Road, Owings Mills, Maryland 21117.

PROPOSAL – AMENDING THE FUND’S INVESTMENT OBJECTIVE

What are the reasons for the proposal to change the investment objective?

The Fund’s current investment objective is as follows: “The Fund seeks the highest level of income consistent with maximum credit protection.”

The Board proposes that the Fund’s investment objective be changed to the following: “The Fund seeks to provide high income consistent with maximum credit protection.”

If the investment objective change is approved by the Fund’s shareholders, the Fund’s Board has also approved changing the Fund’s name to the T. Rowe Price U.S. Treasury Long-Term Index Fund, shifting the Fund’s investment program to an index strategy, and lowering the Fund’s management fee, which will result in lower overall expenses. These changes, other than the investment objective change, do not require approval by the Fund’s shareholders. There will be no changes to the Fund’s portfolio manager or to the services you have selected for your Fund account as a result of these changes.

The Fund was launched in 1989 as an actively managed fund focusing on long-term U.S. Treasury securities. The Fund’s weighted average maturity may range from 10 to 30 years but has been expected to typically vary between 15 and 20 years. Market demand has shifted within the broad U.S. Treasury category and the Fund’s peer group to mutual funds employing index strategies tracking a particular benchmark, and approximately 86% of all new fund flows over the past five years within this category have been into index funds. As a result, the Board has approved the repositioning of the Fund as an index fund and lowering the Fund’s fees, which are contingent upon shareholder approval of the change to the Fund’s investment objective.

The current investment objective, which seeks the highest level of income, may not be consistent with the goals of an index fund. To implement these changes, the Board is recommending that shareholders approve changing the Fund’s investment objective to instead seek to provide high income to better align with the Fund’s new index strategy that was approved by the Board (contingent upon shareholder approval of the change to the Fund’s investment objective).

Under the proposed strategy changes, the Fund will invest at least 80% of its net assets in securities held in the Bloomberg Barclays U.S. Long Treasury Bond Index, which is an index consisting of U.S. dollar-denominated, fixed rate nominal debt issued by the U.S. Treasury with maturities of 10 years or more, and is the same index that currently serves as the Fund’s primary benchmark for performance comparison purposes. The Fund currently has a policy to invest at least 85% of its net assets in U.S. Treasury securities, which is more restrictive than what is required by Rule 35d-1 under the Investment Company Act of 1940 (“Name Test Rule”). The Fund’s focus on U.S. Treasury securities will not change; however, we intend to reduce the required minimum exposure to U.S. Treasury securities from 85% to 80% to align with the new 80% index policy that was approved by the Board (contingent upon shareholder approval of the change to the Fund’s investment objective). Any investments in non-U.S. Treasury securities still must be backed by the full faith and credit of the U.S. government.

If the investment objective change is approved by the Fund’s shareholders, the Fund’s investment policies will be revised as follows:

The Fund seeks to track the investment returns of its benchmark index, the Bloomberg Barclays U.S. Long Treasury Bond Index. Under normal conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities that are held in its benchmark index and at least 80% of its net assets (including any borrowings for investment purposes) in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. government. The remainder of the portfolio may be invested in other securities backed by the full faith and credit of the U.S. government. The Fund’s weighted average maturity will normally exceed 10 years, and it will vary consistent with the weighted average maturity of the benchmark index.

In shifting to an index strategy, the Fund’s investment adviser will seek to maintain a portfolio with an investment and risk profile, and overall characteristics, similar to the Fund’s benchmark index but will not attempt to fully replicate the benchmark index by holding each of the bonds represented in the index. Instead, the investment adviser will seek to track the investment returns of the Fund’s index by holding at least 80% of the securities represented in the index, efficiently replicating the key risk factors of the index (such as maturity, duration, and credit quality), and attempting to capitalize on market inefficiencies through structural portfolio positioning and making small tactical bets on inflation, duration, and yield curve positioning.

If the change to the investment objective is approved by the Fund’s shareholders, the Fund’s fee structure will be revised, which will result in lower overall expenses consistent with an index fund. The Fund’s current investment management agreement (“IMA”) provides for the Fund to pay a management fee consisting of two parts, a group fee component and an individual fund fee component, although since the individual fund fee rate is 0.00%, the Fund only pays the group fee rate. As of June 30, 2020, the group fee rate was 0.29%. In addition, there is a separate contractual management fee waiver agreement that limits the Fund’s overall management fee rate to 0.15%, which renews automatically for one-year terms unless terminated by the Board.

If the new investment objective is approved, then the Fund will be repositioned as an index fund and the Fund’s IMA will be amended to eliminate the group fee component and to implement a new annual investment management fee rate of 0.06%, which is far lower than the lowest breakpoint of 0.260% available in the group fee rate schedule. The management fee waiver agreement is in place through September 30, 2020 and was scheduled to renew for another one-year term on October 1, 2020, but the Board has agreed to terminate this agreement in favor of the new management fee structure, which is also much lower than the limit in the existing agreement. The Fund would continue to bear its own operating expenses, subject to certain limitations.

There is a separate contractual expense limitation agreement that limits the operating expenses of the Fund’s I Class to 0.05% of the class’ average daily net assets. This agreement will remain in place at least through its current expiration date of September 30, 2021, at which point the limitation may be extended if approved by the Board.

Effective October 1, 2020, the new management rate would be 0.06%, which would result in lowering the total expense ratio of the Investor Class from 0.30% to 0.22% and the expense ratio of the I Class from 0.16% to 0.07% (and the expense ratio of the Z Class would remain the same due to a fee waiver arrangement), as illustrated by the following fee table:

Fees and Expenses of the Fund

	Investor Class		I Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.06%[b]		0.06%[b]	0.06%[b]

Distribution and service (12b-1) fees	—		—	—

Other expenses	0.16		0.01	0.01

Total annual fund operating expenses	0.22	[b]	0.07 [b]	0.07

Fee waiver/expense reimbursement	—		—	(0.07)[c]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.22	[b]	0.07 [b]	0.00 [c]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Restated to reflect current fees.

c T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc. expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

The Board believes that all of the changes proposed for the Fund, which are contingent upon shareholder approval of the change to the Fund’s investment objective, will be beneficial for the Fund and in the best interests of the Fund’s shareholders. Shareholders will benefit from a lower management fee and overall expenses, and the Fund’s management believes the Fund should be able to achieve a similar level of income operating as an index fund as it currently does as an actively managed fund, primarily since the Fund’s investable universe and targeted weighted average maturity are not changing. Recently, it has been challenging when investing in the U.S. Treasury asset class to generate much alpha, which denotes the ability to provide excess returns relative to the returns of a relevant benchmark. As a result, it has been difficult for active asset managers to achieve differentiated returns, which is one of the reasons the mutual fund industry has seen a migration to index strategies in the U.S. Treasury space. Further, management believes that the Fund’s gross returns operating as an index fund should be relatively similar to the current Fund structure, which should result in higher net returns due to the lower fee and expenses.

A supplement to the Fund’s summary prospectus or prospectus was previously sent to shareholders beginning on July 31, 2020, to inform them of the Board’s approval of these proposed changes and to explain that the changes are contingent upon shareholder approval of the change to the Fund’s investment objective. In addition, on July 31, 2020, a notice was sent to shareholders informing them of the change to the Fund’s current 80% investment policy, which was sent at least 60 days prior to the effective date of the change in accordance with the Name Test Rule.

If the necessary shareholder approval is obtained with respect to the Fund’s investment objective change, the change to the Fund’s name and investment objective, the corresponding shift to an index strategy, and the amendment to the Fund’s IMA to lower the management fee, will all become effective on October 1, 2020. The Fund regularly updates its summary prospectus and prospectus on October 1 each year. The annual update to the Fund’s summary prospectus or prospectus will be delivered to Fund shareholders and, if the change to the Fund’s investment objective is approved, will reflect all of these changes.

If shareholder approval is not obtained by October 1, 2020, the changes referenced above will not become effective until the same date that the new investment objective becomes effective.

FURTHER INFORMATION ABOUT VOTING AND THE
SHAREHOLDER MEETING

What vote is required to approve amending the Fund’s investment objective?

The Fund’s investment objective is a fundamental policy. Approval of the change to the Fund’s investment objective requires the affirmative vote of the lesser of: (a) 67% or more of the Fund’s shares represented at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the Fund’s outstanding shares. The Board of the Fund, including the Fund’s independent directors, recommends that the Fund’s shareholders vote FOR the proposal.

How can I vote?

Fund shareholders may vote online, by telephone, by returning your completed proxy card in the postage-paid envelope provided, or by attending the virtual Shareholder Meeting. Details can be found on the enclosed proxy card and Notice of Special Meeting of Shareholders. Do not mail the proxy card if you are voting online, by telephone, or if you intend to cast your vote at the virtual Shareholder Meeting.

If your shares are held through a brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare Fund Services (“Computershare”). Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, on Monday, September 21, 2020. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the Shareholder Meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

How can shareholders access the virtual Shareholder Meeting?

The Shareholder Meeting will be a virtual meeting conducted exclusively via live webcast starting at 8:00 a.m. Eastern time on Thursday, September 24, 2020. You will be able to attend the Shareholder Meeting online, submit your questions during the Shareholder Meeting and vote your shares electronically at the Shareholder Meeting by going to www.meetingcenter.io/281295475 and entering your control number, which is included on the proxy card that you received. The password to attend the Shareholder Meeting is USL2020.

In light of the rapidly changing developments related to COVID-19, we are pleased to offer our shareholders a completely virtual Shareholder Meeting, which provides worldwide access and communication, while protecting the health and safety of our shareholders, directors, management and other stakeholders. We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will try to answer as many shareholder-submitted questions as time permits; however, we reserve the right to exclude questions that are not pertinent to Shareholder Meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.

Because the Shareholder Meeting is completely virtual and being conducted via live webcast, shareholders will not be able to attend the Shareholder Meeting in person.

Can I change my vote after I submit my proxy?

Any proxy, including those given via the Internet or by telephone, may be revoked at any time before the votes have been submitted for tabulation at the Shareholder

Meeting by filing a written notice of revocation with the Fund, by delivering a properly executed proxy bearing a later date, or by attending the virtual Shareholder Meeting and voting. If you vote via the Internet or telephone, you can change your vote up until 7:59 a.m., Eastern time on Thursday, September 24, 2020.

What is the required quorum?

To hold a special meeting of shareholders of the Fund, one-third of the Fund’s shares entitled to be voted must have been received by proxy or be present at the Shareholder Meeting. In the event that a quorum is present but sufficient votes in favor of a proposal are not received by the Shareholder Meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned.

Shares voted against a proposal will be voted against the proposed adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the Fund’s shareholders.

How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. If you properly execute your proxy card and give no voting instructions, or submit your vote via the telephone or Internet without voting instructions, your shares will be voted FOR the proposal.

Abstentions are counted for purposes of determining whether a quorum is present for purposes of convening the Shareholder Meeting. Because the proposal must be approved by a percentage of voting securities present at the Shareholder Meeting or a majority of the Fund’s outstanding shares, abstentions will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.

Broker nonvotes are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Broker nonvotes are inapplicable for this Shareholder Meeting because shareholders are being asked to approve a single proposal for which brokers or nominees do not have discretionary voting power. Thus, if a broker or nominee does not receive instructions on how to vote, they will not submit an executed proxy card to the Fund. For shares of the Fund held in an Individual Retirement Account (“IRA”) or Coverdell education savings account (“ESA”) that is sponsored by T. Rowe Price Trust Company and for which T. Rowe Price Trust Company serves as custodian, T. Rowe Price Trust Company shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received. In cases where another T. Rowe Price mutual fund owns shares of the Fund, T. Rowe Price Associates, Inc. (“T. Rowe Price”) will mirror vote the Fund’s shares held by the investing fund in the same proportion as the votes cast by the other shareholders of the Fund.

Can additional matters be acted upon at the Shareholder Meeting?

The management of the Fund knows of no other business that may come before the Shareholder Meeting. However, if any additional matters are properly presented at the Shareholder Meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

Is the Fund required to hold an annual meeting of shareholders?

Under Maryland law, the Fund is not required to hold an annual meeting of shareholders. The Board of the Fund has determined that it will take advantage of this Maryland law provision to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meetings of shareholders shall be held in any year in which a meeting is not otherwise required to be held under the 1940 Act or Maryland law, unless the Board determines otherwise. However, special meetings of shareholders will be held in accordance with applicable law or when otherwise determined by the Fund’s Board.

If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Fran Pollack-Matz, Secretary of the T. Rowe Price Funds, 100 East Pratt Street, Baltimore, Maryland 21202, within a reasonable time before the Fund begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its consideration at the meeting.

How are proxies delivered and votes recorded?

This Proxy Statement was mailed along with a proxy voting card and prepaid envelope. You may record your votes on the enclosed proxy card and mail it in the accompanying prepaid envelope to Proxy Tabulator, P.O. Box 808002, Louisville, KY 40233-9893. T. Rowe Price, on behalf of the Fund, has retained Computershare to manage the overall proxy campaign and to tabulate the votes. In addition, T. Rowe Price has arranged through Computershare to have votes recorded through the Internet or by telephone. The Internet and telephone voting procedures are reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Computershare is also responsible for assisting T. Rowe Price in determining whether quorum is achieved and whether sufficient votes are received to approve a proposal.

The SEC has adopted rules that permit investment companies, such as the T. Rowe Price Funds, and intermediaries to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders. Unless the Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies, do not want your mailings to be “householded,” or would like to request a single copy if multiple copies are being received, please call 1-800-225-5132 or write us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

How can proxies be solicited?

Directors and officers of the Fund, or employees of T. Rowe Price (and its affiliates) may solicit proxies by mail, in-person, electronically (assuming that applicable requirements are met) or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for certain identifying information, such as their address. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Shareholder Meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, confirmation of the instructions is also mailed and a special toll-free number provided in case the information contained in the confirmation is incorrect.

To help ensure that sufficient shares of common stock are represented at the Shareholder Meeting to permit approval of the proposals outlined in the Proxy Statement, the Fund may also use the solicitation services of Computershare to assist with the soliciting of proxies.

Who pays for the costs involved with the proxy?

For managing the proxy campaign, Computershare will receive a fee plus reimbursement for out-of-pocket expenses. Computershare will also receive fees in connection with the printing, preparing, assembling, mailing, and transmitting of proxy materials on behalf of the Fund, tabulating those votes that are received, and any solicitation by them of additional votes. The fees received by Computershare will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval. In addition to the fees paid to Computershare, securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. The total fees for the services of Computershare, including tabulation, printing, postage, solicitation services, and expenses associated with hosting the virtual Shareholder Meeting, along with reimbursements to securities brokers, custodians, fiduciaries, and other persons for sending solicitation materials, are estimated to be approximately $20,000. Fees related to professional services related to the proxy campaign (including legal expenses and audit expenses) are estimated to be approximately $5,000. The total estimated expenses associated with the Shareholder Meeting and the proxy campaign are $25,000. All costs of the Shareholder Meeting and the proxy campaign, including the use of Computershare and the reimbursement to brokers for solicitation and the preparation of proxy materials, will be paid for by the Fund and its shareholders.

GENERAL INFORMATION ABOUT THE FUND

Who are the Fund’s primary service providers?

T. Rowe Price serves as the investment adviser to the Fund and T. Rowe Price Investment Services, Inc. serves as the principal underwriter and distributor of the Fund. The address of each is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price Services, Inc. serves as the Fund’s transfer agent and T. Rowe Price Retirement Plan Services, Inc. provides sub-transfer agency services to the Fund. The address of each is 4515 Painters Mill Road, Owings Mills, Maryland 21117.

Each of T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc. is a wholly owned subsidiary of T. Rowe Price.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for the Fund.

What is the share ownership of the Fund?

The following table provides the number of shares of capital stock of each class of the Fund outstanding and entitled to vote as of the record date. Each share is entitled to one vote, with fractional shares voting proportionally.

FUND	CLASS	OUTSTANDING SHARES
U.S. Treasury Long-Term	Investor Class	44,851,986.678
	I Class	6,984,649.800
	Z Class	129,871,304.368

As of July 31, 2020, the executive officers and directors of the Fund, as a group, beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the Fund.

Who are the principal holders of the Fund’s shares?

The following table sets forth the name and address of any persons who beneficially owned 5% or more of the outstanding shares of a share class of the Fund, as of July 31, 2020.

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
U.S. TREASURY LONG-TERM FUND (INVESTOR CLASS)	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPT 211 MAIN STREET SAN FRANCISCO CA 94105-1905 NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 SPECTRUM INCOME FUND T. ROWE PRICE ASSOCIATES ATTN: FUND ACCOUNTING DEPT 100 EAST PRATT STREET BALTIMORE MD 21202-1009	4,259,400.257 2,894,331.561 2,966,874.444	9.50 6.45 6.62
U.S. TREASURY LONG-TERM FUND—I CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905 LADYBUG & CO C/O T ROWE PRICE ASSOC ATTN PERS STRATEGY BALANCED FD 100 EAST PRATT ST BALTIMORE MD 21202-1009 LAKESIDE & CO C/O T ROWE PRICE ASSOC ATTN PERS STRATEGY GROWTH FUND 100 EAST PRATT ST BALTIMORE MD 21202-1009 TRUSTEES OF T ROWE PRICE U.S. RETIREMENT PROGRAM ATTN FINANCIAL REPORTING DEPT P O BOX 89000 BALTIMORE MD 21289-0001	586,431.784 1,900,355.487 2,288,201.161 564,264.107	8.40 27.21 32.76(a) 8.08

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
U.S. TREASURY LONG-TERM FUND—Z CLASS	RETIREMENT I 2030 FUND T ROWE PRICE ASSOCIATES ATTN FUND ACCOUNTING DEPT 100 E PRATT ST BALTIMORE MD 21202-1009 RETIREMENT PORTFOLIO 2020 T ROWE PRICE ASSOCIATES RETIREMENT PORTFOLIO 2025 T ROWE PRICE ASSOCIATES RETIREMENT PORTFOLIO 2030 T ROWE PRICE ASSOCIATES RETIREMENT PORTFOLIO 2035 T ROWE PRICE ASSOCIATES RETIREMENT PORTFOLIO 2040 T ROWE PRICE ASSOCIATES	7,091,466.817 14,410,908.263 16,625,604.048 20,334,257.784 11,814,028.972 11,226,010.109	5.46 11.10 12.80 15.66 9.10 8.64

(a) At the level of ownership indicated, the shareholder may be able to determine the outcome of any matters affecting the Fund or one of its classes that are submitted to shareholders for vote.

C00-054 9/4/20

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website: http://www.meetingcenter.io/281295475 on September 24 at 8:00 a.m. Eastern Time.

To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The Password for this meeting is USL2020.

Please detach at perforation before mailing.

T. ROWE PRICE U.S. TREASURY LONG-TERM FUND (the “Fund”)

(a series of T. ROWE PRICE U.S. TREASURY FUNDS, INC.)

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 24, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By my signature below, I appoint Fran Pollack-Matz and David Oestreicher as proxies to vote all the shares of the Fund that I am entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: http://www.meetingcenter.io/281295475 on September 24, 2020, at 8:00 a.m., Eastern time, and at any adjournments of the meeting. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The password for this meeting is USL2020. Ms. Pollack-Matz and Mr. Oestreicher may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Ms. Pollack-Matz and Mr. Oestreicher to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund Notice of Special Meeting of Shareholders and the Proxy Statement. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL. Please refer to the Proxy Statement for more information about attending the Virtual Meeting.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

TRP_31556_073120

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

XXXXXXXXXXXXXX	code

Important Notice Regarding the Availability of Proxy Materials for the

Special Shareholder Meeting of the T. Rowe Price U.S. Treasury Long-Term Fund

to be held virtually on September 24, 2020.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/trp-31556

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: X

A. Proposal THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.	For	Against	Abstain
1. To amend the fund’s investment objective.	☐	☐	☐
2. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.	☐	☐	☐

B. Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy)—Please print date below	Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box
/ /
Scanner bar code
xxxxxxxxxxxxxx	TRP1 31556	M xxxxxxxx

Vote Your Shares Today - T. Rowe Price Funds Special Meeting of Shareholders

T. Rowe Price®       Log in to your account

Dear Shareholder:

Thank you for choosing electronic delivery of your T. Rowe Price Fund(s) documents. You are receiving this email because you consented to receive your proxy materials online. This email provides the information you will need to view the proxy materials online, access your proxy card, and vote your shares.

The Special Shareholder Meeting of the T. Rowe Price U.S. Treasury Long-Term Fund will take place at 8:00 a.m. ET, Thursday, September 24, 2020. As the T. Rowe Price Funds are owned by the shareholders, your participation as a shareholder in the proxy process is extremely important. For your convenience, electronic versions of the Proxy Statement and Sample Ballot are available at the below website for you to view or download.

https://www.proxy-direct.com/trp-31556

After you have reviewed the materials, please submit your vote promptly. Voting promptly can help limit additional costs to the Funds associated with soliciting your vote.

VOTING YOUR PROXY ONLINE

Online voting is a convenient and secure way to vote your proxy. You may access your proxy card and vote your proxy by clicking on the link(s) provided below. The link will take you directly to the proxy voting site where you can submit your vote.

The control number and security code shown below will auto-populate when you click on the link(s) provided.

Test Fund Name 1 Control Number: 00099999000000

Security Code: 99999999

  Click Here to Vote

You also can visit https://www.proxy-direct.com and enter your control numbers and security code exactly as they appear above. If multiple control numbers and security codes appear, you will need to vote each individually in order to capture your vote on all accounts.

If you have any questions about the proxy materials or the proposals, or if you wish to request a paper copy of the proxy materials, please call us at 1-800-537-6172 or email us at info@troweprice.com.

Because regulations require that each fund receive a certain number of votes, you may be contacted by email or phone if your vote is not received. These calls and emails will cease as soon as your vote is recorded.

Thank you for investing with T. Rowe Price Funds.

Sincerely,

Computershare Funds Services

Independent Tabulator for the Special Shareholder Meeting of the T. Rowe Price U.S. Treasury Long-Term Fund

INVEST WITH CONFIDENCE®

Mobile/Privacy Policy/Legal Information/Security Measures

T. Rowe Price will never ask for sensitive personal information such as a Social Security number, a PIN, account numbers, or a password in an email.

This email is being sent to you because you requested to receive communications via email. To modify your customer profile, select new email options, or fully unsubscribe from T. Rowe Price email, click here.

You cannot reply to the sender of this email. Contact us with your questions and comments about our services:

Email:  info@troweprice.com

Call:  1-800-225-5132

U.S. Mail: T. Rowe Price, Account Services, P.O. Box 17300, Baltimore, Maryland 21297-1300

T. Rowe Price has invested in safeguards to ensure your information is kept secure and confidential. Please take a moment to review the T. Rowe Price Privacy Policy.

Copyright2020, T. Rowe Price Investment Services, Inc., Distributor. All rights reserved.

202008-1300211

T. Rowe Price Funds WO# 31556 - TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD ** IVR Revision 08/04/20
WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
"Thank you for calling the proxy voting line.
Before you can vote, I'll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter this number now."

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:
"Thank you. Please hold while I validate those numbers."

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
"Okay, you'll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote "FOR" the proposal."

IF THE CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:
"Okay, you'll be voting your proxy for shares in the T. Rowe Price U.S. Treasury Long-Term Fund. The Board Recommends a vote "FOR" the proposal."

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again..."

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
"I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin…"

THEN, MATCHING THE SHAREHOLDER'S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS:
"PROPOSAL 1 : "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
"Okay, you've finished voting but your vote has not yet been recorded."
"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
"Please note your vote will be cast automatically should you decide to hang up during the summary."
"You've elected to vote as follows..." [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote."
THEN THEY HEAR:
"Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, let’s change your vote." [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
"Before you can vote, I'll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."

Home Page

Acknowledgement

Voting Screen

Confirmation Screen - Vote For Proposal

Confirmation Screen – Voted Against Proposal

Confirmation Screen – Abstain

After entering email address

Confirmation Email Sent to Shareholder